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                                                                    EXHIBIT 10.1

                                                       [COMERICA LOGO]



Comerica Bank


                                                       One Detroit Center
                                                       P.O. Box 75000
                                                       Detroit, MI  48275-3265
                                                       Phone: (313) 222-5431

                                                       Robert M. Ramirez
                                                       Vice President
                                                       U.S. Banking - Automotive
                                                       Facsimile: (313) 222-3776


October 17, 2003



Mr. W.T. ZurSchmiede, Jr,
Chairman & Chief Executive Officer
Federal Screw Works
20229 Nine Mile Road
St. Clair Shores, MI  48080-1775

Dear Mr. ZurSchmiede,

Per your request dated September 2, 2003 and pursuant to Section 2.13 of the Revolving Credit and Term Loan Agreement between Federal Screw Works and Comerica Bank, the Bank has approved the one year extension for the Revolving Credit Facility and Term Loan option. The new maturity dates for the facilities are October 31, 2006 and October 31, 2008, respectively.

Please feel free to contact me if you have any questions. Thank you.


Regards,




/s/ Robert M. Ramirez
---------------------
    Robert M. Ramirez



cc: Wade C. Plazkey